UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 6, 2004

Xponential, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13919	75-2520896
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071
(Address of principal executive offices)

678-720-0660
(Registrant’s telephone number)

2175 Old Concord Road SE, Suite 200, Smyrna, Georgia 30080
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Effective August 6, 2004  the Registrant moved its corporate headquarters to 6400 Atlantic Boulevard, Suite 190, Norcross, Georgia 30071.  Its new telephone number at such address is 678-720-0660.

On August 6, 2004 the Registrant issued a press release announcing that the National Association of Securities Dealers, Inc. had declared effective the Registrant’s application to commence trading on the OTC Bulletin Board under the symbol “XPOI.”  The Registrant hereby incorporates such information by reference into Item 5 of this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(c)                                  Exhibits.  The following exhibit is furnished as part of this Report:

99.1                                                   Press Release dated August 6, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 24, 2004	XPONENTIAL, INC.

	By:	/s/ Dwayne A. Moyers
Dwayne A. Moyers,
Chief Executive Officer